Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.0001 par value, of Peak Bio, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13G and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this agreement as of February 28, 2023.

SBI INVESTMENT KOREA CO., LTD.

By:	/s/ Joon-Hyo Lee
Name: Joon-Hyo Lee Title: Co-CEO

By:	/s/ Eiichiro So
Name: Eiichiro So Title: Co-CEO

SBI CROSS-BORDER ADVANTAGE FUND

/s/ Joon-Hyo Lee
Name: Joon-Hyo Lee Title: Co-CEO of SBI INVESTMENT KOREA CO., LTD.

By:	/s/ Eiichiro So
Name: Eiichiro So Title: Co-CEO of SBI INVESTMENT KOREA CO., LTD.

SBI HEALTHCARE FUND 1

/s/ Joon-Hyo Lee
Name: Joon-Hyo Lee Title: Co-CEO of SBI INVESTMENT KOREA CO., LTD.

/s/ Eiichiro So
Name: Eiichiro So Title: Co-CEO of SBI INVESTMENT KOREA CO., LTD.

IKBC-SBI BIO FUND 1

/s/ Joon-Hyo Lee
Name: Joon-Hyo Lee Title: Co-CEO of SBI INVESTMENT KOREA CO., LTD.

/s/ Eiichiro So
Name: Eiichiro So Title: Co-CEO of SBI INVESTMENT KOREA CO., LTD.

SBI KIS 2016-1 FUND

/s/ Joon-Hyo Lee
Name: Joon-Hyo Lee Title: Co-CEO of SBI INVESTMENT KOREA CO., LTD.

/s/ Eiichiro So
Name: Eiichiro So Title: Co-CEO of SBI INVESTMENT KOREA CO., LTD.

2014 KIF-SBI IT INVESTMENT FUND

/s/ Joon-Hyo Lee
Name: Joon-Hyo Lee Title: Co-CEO of SBI INVESTMENT KOREA CO., LTD.

/s/ Eiichiro So
Name: Eiichiro So Title: Co-CEO of SBI INVESTMENT KOREA CO., LTD.

GLOBAL GATEWAY FUND 1

/s/ Joon-Hyo Lee
Name: Joon-Hyo Lee Title: Co-CEO of SBI INVESTMENT KOREA CO., LTD.

/s/ Eiichiro So
Name: Eiichiro So Title: Co-CEO of SBI INVESTMENT KOREA CO., LTD.

2019 SBI JOB CREATION FUND

/s/ Joon-Hyo Lee
Name: Joon-Hyo Lee Title: Co-CEO of SBI INVESTMENT KOREA CO., LTD.

/s/ Eiichiro So
Name: Eiichiro So Title: Co-CEO of SBI INVESTMENT KOREA CO., LTD.